                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                 FORM 8-K/A

                               CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                     Date of Report:  September 26, 1997


                          NEW ERA OF NETWORKS, INC.
           (Exact name of registrant as specified in its charter)


                              State of Delaware
               (State or other jurisdiction of incorporation)


         000-22043                                     84-1234845
   (Commission File Number)                  I.R.S. Employer Identification No.

 7400 East Orchard Rd., Suite 230, Englewood, CO          80111
    (Address of principal executive offices)            (Zip Code)

     Registrant's telephone number, including area code:  (303) 694-3933

     (Former name or former address, if changed since last report):  N/A

                      -----------------------------------

ITEM 2.          ACQUISITIONS OR DISPOSITION OF ASSETS

     As previously disclosed in a Current Report on Form 8-K, filed on October 10, 1997, New Era of Networks Limited ("Neon UK"), a wholly-owned United Kingdom subsidiary of New Era of Networks, Inc. (the "Company"), acquired all of the outstanding capital stock of Menhir Limited ("Menhir"), a corporation organized under the laws of the United Kingdom. The transaction was consummated by means of a Share Purchase Agreement by and among Menhir, the shareholders of Menhir, and Neon UK (the "Purchase Agreement") and was effective as of September 1, 1997. The total cash purchase price for Menhir was $2.8 million, plus fees and expenses of approximately $200,000.

     The financial statements of Menhir and the pro forma financial information relating to the acquisition, required to be filed in connection with the acquisition pursuant to Items 7(a) and (b) of Form 8-K, are included herewith. The unaudited pro forma consolidated statements of operations for the nine months ended September 30, 1997 and the year ended December 31, 1996 attached hereto as an exhibit give effect to the Menhir acquisition as if it had been consummated at the beginning of the earliest period presented. The unaudited pro forma financial data attached hereto as an exhibit should be read in conjunction with the notes thereto. The unaudited pro forma condensed financial statements do not purport to represent what the Company's results of operations or financial position actually would have been had such transactions and events occurred on the dates specified, or to project the Company's results of operations or financial position for any future period or date. The pro forma adjustments are based upon available information and represent, in the Company's opinion, all adjustments necessary to present fairly the following unaudited pro forma financial data.

     A pro forma balance sheet has not been included on this Form 8-K as the assets and liabilities of Menhir were consolidated in the September 30, 1997 balance sheet of the Company reported on the Registrant's quarterly report on Form 10-Q filed on November 13, 1997.


ITEM 7.          FINANCIAL STATEMENTS AND EXHIBITS

         (a) The financial statements of the business acquired.

             Menhir Limited:

             Report and Accounts, for the year ended 30 June 1997
             Report and Accounts, for the year ended 30 June 1996
             Consent of Chartered Accountants

         (b) Pro forma financial information.

             New Era of Networks, Inc.:

             Condensed Pro Forma Combined Statement of Operations,
               Nine months ended September 30, 1997 (unaudited)
             Condensed Pro Forma Combined Statement of Operations,
               Year ended December 31, 1996 (unaudited)

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        NEW ERA OF NETWORKS, INC.



                                        /s/ STEPHEN E. WEBB
                                        ---------------------------
                                        Stephen E. Webb, Senior Vice President
                                        and Chief Financial Officer

                                        Date:  December 8, 1997

                                 MENHIR LIMITED

                              REPORT AND ACCOUNTS

                               FOR THE YEAR ENDED

                                  30 JUNE 1997

MENHIR LIMITED

OFFICERS AND PROFESSIONAL ADVISERS


DIRECTORS                                   P Franklin (Chairman)
                                            J Fotheringham
                                            R V Gridley
                                            J R C Perkins
                                            M C Probert
                                            N R Sedgwick



SECRETARY                                   Fiona Scott-Smith



REGISTERED OFFICE                           Aldermary House
                                            15 Queen Street
                                            London
                                            EC4N 1TX



BANKERS                                     National Westminster Bank plc
                                            Holborn Corporate Business Centre
                                            PO Box 204
                                            No 1 Hatton Garden
                                            London
                                            EC1P 1DU


AUDITORS                                    Smith & Williamson
                                            Chartered Accountants
                                            No 1 Riding House Street
                                            London W1A 3AS



COMPANY'S REGISTERED NUMBER                 2275868

MENHIR LIMITED





CONTENTS                                                       PAGES
Directors' report                                                3




Statement of directors' responsibilities in
respect of the accounts                                          4



Auditors' report                                                 5



Profit and loss account                                          6



Balance sheet                                                    7



Notes to the accounts                                          8-12

MENHIR LIMITED

DIRECTORS' REPORT


The directors present their report and the accounts for the year ended 30 June 1997.

ACTIVITIES

The principal activity of the company continues to be computer consultancy services.

REVIEW OF AFFAIRS

In the opinion of the directors, the state of the company's affairs at the year end was satisfactory and they look forward to the future with confidence.

RESULTS FOR THE YEAR

The loss for the year after taxation was L.87,164 (1996: profit L.75,931). The directors do not recommend the payment of a dividend (1996: L.nil).

DIRECTORS AND THEIR INTERESTS

The interests of the directors at the year end in the share capital of the company were as follows:

                                                                   Number of
                                                      Ordinary shares of L.1
                                                                        each
                                      1997                              1996
J Fotheringham                         235                               235
R V Gridley                            450                               450
J R C Perkins                          450                               450
M C Probert                              -                                 -
N R Sedgwick                           450                               450
P Franklin                               -                                 -

AUDITORS

A resolution to re-appoint Smith & Williamson as auditors will be proposed at the next Annual General Meeting.

SMALL COMPANY EXEMPTION

This statement has been prepared in accordance with the special provisions of
Part VII of the Companies Act 1985 relating to small companies.

APPROVED BY THE BOARD OF DIRECTORS
AND SIGNED ON BEHALF OF THE BOARD.

Nick Sedgwick
Director

MENHIR LIMITED


STATEMENT OF DIRECTORS' RESPONSIBILITIES IN RESPECT OF THE ACCOUNTS




Company law requires the directors to prepare accounts for each financial year which give a true and fair view of the state of affairs of the company and of the profit or loss of the company for that period. In preparing those accounts, the directors are required to:

o        select suitable accounting policies and then apply them consistently;

o        make judgements and estimates that are reasonable and prudent;

o prepare the accounts on the going concern basis unless it is inappropriate to presume that the company will continue in business.

The directors are responsible for keeping proper accounting records which disclose with reasonable accuracy at any time the financial position of the company and to enable them to ensure that the accounts comply with the Companies Act 1985. They are also responsible for safeguarding the assets of the company and hence for taking reasonable steps for the prevention and detection of fraud and other irregularities.

AUDITORS' REPORT TO THE SHAREHOLDERS OF MENHIR LIMITED

We have audited the accounts on pages 6 to 12 which have been prepared under the historical cost convention and the accounting policies set out on page 8.

RESPECTIVE RESPONSIBILITIES OF DIRECTORS AND AUDITORS

As described on page 4, the company's directors are responsible for the preparation of accounts. It is our responsibility to form an independent opinion, based on our audit, on those accounts and to report our opinion to you.

BASIS OF OPINION

We conducted our audit in accordance with Auditing Standards issued by the Auditing Practices Board. An audit includes examination, on a test basis, of evidence relevant to the amounts and disclosures in the accounts. It also includes an assessment of the significant estimates and judgements made by the directors in the preparation of the accounts, and of whether the accounting policies are appropriate to the company's circumstances, consistently applied and adequately disclosed.

We planned and performed our audit so as to obtain all the information and explanations which we considered necessary in order to provide us with sufficient evidence to give reasonable assurance that the accounts are free from material misstatement, whether caused by fraud or other irregularity or error. In forming our opinion we also evaluated the overall adequacy of the presentation of information in the accounts.

OPINION

In our opinion the accounts give a true and fair view of the state of the company's affairs at 30 June 1997 and of its loss for the year then ended and have been properly prepared in accordance with the Companies Act 1985.





/s/ SMITH & WILLIAMSON                          No 1 Riding House Street
Chartered Accountants                           London  W1A 3AS
Registered Auditors
25 September 1997

MENHIR LIMITED

PROFIT AND LOSS ACCOUNT FOR THE YEAR ENDED 30 JUNE 1997



                                            NOTES         1997                 1996

                                                            L.                   L.
TURNOVER                                      2          1,983,184            1,574,406

Cost of sales                                           (1,017,670)            (699,815)
                                                       -----------            ---------

GROSS PROFIT                                               965,514              874,591

Administrative expenses                                 (1,028,979)            (748,315)
                                                       -----------            ---------

OPERATING (LOSS)/PROFIT                       3            (63,465)             126,276

Interest receivable                           4                  -                1,152
Interest payable                              5            (16,199)              (4,997)
                                                       -----------            ---------

(LOSS)/PROFIT ON ORDINARY ACTIVITIES
 BEFORE TAXATION                                           (79,664)             122,431

TAXATION                                      6             (7,500)             (46,500)
                                                       -----------            ---------

(LOSS)/PROFIT ON ORDINARY ACTIVITIES
 AFTER TAXATION                                            (87,164)              75,931
                                                       ===========            =========


All of the company's activities are classed as continuing and there are no recognised gains or losses in either year other than those included in the above profit and loss account.

MENHIR LIMITED

BALANCE SHEET AS AT 30 JUNE 1997

                                                          NOTES             1997                  1996
                                                                               L.                   L.
FIXED ASSETS

Tangible fixed assets                                       7             34,821                57,591
                                                                       ---------             ---------
CURRENT ASSETS

Debtors                                                     8            848,271               513,195
                                                                       ---------             ---------

CREDITORS:  amounts falling due within
  one year                                                  9          (852,780)             (453,310)
                                                                       ---------             ---------

NET CURRENT (LIABILITIES)/ASSETS                                         (4,509)                59,885
                                                                       ---------             ---------

TOTAL ASSETS LESS CURRENT LIABILITIES                                     30,312               117,476
                                                                       ---------             ---------

NET ASSETS                                                                30,312               117,476
                                                                       =========             =========

CAPITAL AND RESERVES

Called up share capital                                     10             2,021                 2,021
Share premium                                               11            56,789                56,789
Profit and loss account                                     11          (28,498)                58,666
                                                                       ---------             ---------

SHAREHOLDERS' FUNDS                                         11            30,312               117,476
                                                                       =========             =========

These accounts have been prepared in accordance with the special provisions of
Part VII of the Companies Act 1985 relating to small companies and were approved by the Board of Directors on 25 September 1997 and signed on their behalf by

                                        /s/ Nick Sedgwick,  Director

MENHIR LIMITED

NOTES TO THE ACCOUNTS FOR THE YEAR ENDED 30 JUNE 1997


1.     ACCOUNTING POLICIES

       The accounts have been prepared under the historical cost convention and in accordance with applicable accounting standards.

       DEPRECIATION

       Depreciation is provided on all tangible fixed assets in use to write off the cost or valuation, less estimated residual value, of each asset over its expected useful life in equal annual instalments, as follows:

       Computer equipment               )
       Fixtures and fittings            ) 25% per annum
       Office equipment                 )

       DEFERRED TAXATION

       Deferred taxation is provided at the anticipated tax rates on differences arising from the inclusion of items of income and expenditure in taxation computations, in periods different from those in which they are included in the accounts, to the extent that it is probable that a liability will crystallise in the future.

       FOREIGN CURRENCIES

       Transactions denominated in foreign currency are translated into sterling at the rate of exchange ruling at the date of transaction. Assets and liabilities denominated in foreign currencies are translated into sterling at the exchange rates ruling at the balance sheet date. All exchange differences are taken to the profit and loss account.

       OPERATING LEASES

       The rentals payable under operating leases are charged on a straight line basis over the lease term.

       DEFERRED INCOME

       Support income is accounted for over the life of the contract to which it relates. Licence fees are deferred in full and written back to the profit and loss account over the expected period of implementation of the customer's system.

MENHIR LIMITED

2.     TURNOVER

       Turnover represents the net amount invoiced to customers less trade discounts together with an adjustment for the change in deferred income excluding value added tax and sales of fixed assets.

       The analysis of the percentage of turnover attributable to each geographical area is as follows:

                                                         1997                 1996
                                                            %                    %
       United Kingdom                                      63                   51
       European Economic Community                         19                   37
       Rest of the World                                   18                   12

                                                     --------             --------

                                                          100                  100
                                                     ========             ========

3.     OPERATING (LOSS)/PROFIT                              L.                   L.

       This is stated after charging:

       Directors' emoluments                          274,362              246,455
       Auditors' remuneration                           9,000                8,500
                                                     ========             ========


4.     INTEREST RECEIVABLE                                  L.                   L.

       Bank interest                                        -                1,152
                                                     ========             ========

MENHIR LIMITED

5.     INTEREST PAYABLE

                                                     1997                 1996
                                                       L.                   L.
       On bank overdrafts                          12,049                2,277
       On bank loans repayable within
         five years, by instalments                     -                2,720
       On late payment of tax                       4,150                    -

                                                 --------             --------
                                                   16,199                4,997
                                                 ========             ========

6.     TAXATION                                        L.                   L.

       Corporation tax payable @ 24%
         (1996:25%)                                 7,500               46,500
                                                 ========             ========


7.     TANGIBLE FIXED ASSETS

                                Computer   Fixtures and       Office
                               equipment       fittings    equipment      Total
                                      L.             L.           L.         L.
       Cost
       At 1 July 1996             24,992         19,174       68,453    112,619
       Additions                       -              -        7,179      7,179
                               ---------       --------     --------   --------

       At 30 June 1997            24,992         19,174       75,632    119,798
                               ---------       --------     --------   --------
       Depreciation
       At 1 July 1996             11,114          7,880       36,034     55,028
       Charge for the year         6,248          4,793       18,908     29,949
                               ---------       --------     --------   --------
       At 30 June 1997            17,362         12,673       54,942     84,977
                               ---------       --------     --------   --------
       Net book values
       At 30 June 1997             7,630          6,501       20,690     34,821
                               =========      =========    =========  =========

       At 30 June 1996            13,878         11,294       32,419     57,591
                               =========      =========    =========  =========

MENHIR LIMITED

8.     DEBTORS

                                                     1997                 1996
                                                        L.                   L.
       Trade debtors                              422,138               90,143
       Other debtors                               53,290               49,190
       Prepayments and accrued income             372,843              373,862
                                                ---------             --------

                                                  848,271              513,195
                                                =========            =========

9.     CREDITORS: Amounts falling due within one year

                                                        L.                   L.
       Bank loans and overdrafts                   204,069               76,446
       Trade creditors                             171,899              135,788
       Corporation tax                              54,000               46,500
       Other creditors                             338,040              134,466
       Accruals and deferred income                 84,772               60,110
                                                 ---------             --------
                                                   852,780              453,310
                                                 =========            =========

       Included within bank loans and overdrafts is L.22,685 of loans repayable by instalments within one year. Interest is charged on the loan at the rate of 10% per annum. The comparative included a loan balance of L.9,227 that was repaid during the year.

       The bank loans and overdrafts are secured by an unscheduled mortgage debenture dated 5 October 1996 with National Westminster Bank Plc.

10.    SHARE CAPITAL

                                                         L.                   L.
       Authorised
       3,500 Ordinary shares of L.1 each             3,500                3,500
                                                 =========            =========
       Allotted, called up and fully paid
       2,021 Ordinary shares of L.1 each             2,021                2,021
                                                 =========            =========

MENHIR LIMITED

11.    STATEMENT OF SHAREHOLDERS' FUNDS AND RESERVES

                                           Share            Profit
                                         Premium          and Loss        Shareholders'
                                         Account           Account                Funds
                                               L.                L.                   L.
       At 30 June 1996                    56,789           58,666              117,476
       Loss for the year                       -          (87,164)             (87,164)
                                       ---------        ---------            ---------

       At 30 June 1997                    56,789          (28,498)              30,312
                                       =========        =========            =========



12.    OPERATING LEASE COMMITMENTS

       At the year end the company had the following annual commitments on operating leases expiring:

                                                                              Land and
                                                            Other            Buildings
                                                                L.                   L.
                                                                      1997

       Within 1 year                                       28,689                    -
       Within 2-5 years                                    10,549               74,085
                                                        =========            =========

                                                                      1996

       Within 1 year                                        5,894                    -
       Within 2-5 years                                    10,010                    -
       After 5 years                                            -               74,085
                                                        =========            =========

                                 MENHIR LIMITED

                              REPORT AND ACCOUNTS

                               FOR THE YEAR ENDED

                                  30 JUNE 1996

MENHIR LIMITED

OFFICERS AND PROFESSIONAL ADVISERS


DIRECTORS                            P Franklin (Chairman)
                                     J Fotheringham
                                     R V Gridley
                                     J R C Perkins
                                     M C Probert
                                     N R Sedgwick



SECRETARY                            Britannia Registrars Limited



REGISTERED OFFICE                    26 Wilfred Street
                                     Buckingham Gate
                                     London
                                     SW1E 6PL



BANKERS                              National Westminster Bank plc
                                     Holborn Corporate Business Centre
                                     PO Box 959
                                     2 Hatton Garden
                                     London EC1N 8AB



AUDITORS                             Smith & Williamson
                                     Chartered Accountants
                                     No 1 Riding House Street
                                     London W1A 3AS



COMPANY'S REGISTERED NUMBER          2275868

MENHIR LIMITED





CONTENTS                                                  PAGES




Chairman's statement                                        3




Directors' report                                           4




Statement of directors' responsibilities in
respect of the accounts                                     5



Auditors' report                                            6



Profit and loss account                                     7



Balance sheet                                               8



Notes to the accounts                                     9-13

MENHIR LIMITED


CHAIRMAN'S STATEMENT

The year ended 30 June 1996 was most encouraging for Menhir Limited for a number of reasons, not all of which have yet shown through in the company's results. As anticipated, the year brought the expected return to profitability following a 32% increase in turnover over the previous period. This increased turnover must be seen against a background of ever tightening budgets in the financial services area and particularly in banks which represent the major part of the company's target market. For this reason the increased product sales are all the more laudable.

Inevitably, to achieve these results has meant an increase in costs for staff, premises, equipment and the like. The company has actively improved its project controls to ensure that costs are commensurate with the demands of the business and are justifiable in the context of both revenue and providing the best possible service to our customers.

As to the company's flagship product, Rapport, there is a continual growth in interest from major financial market participants who recognise not only the need for this sort of technology within their organisations but also the cost effectiveness of using Rapport to meet their requirements. Further, to ensure the integrity of each and every delivery, the company has implemented enhanced quality assurance procedures internally. There is currently a significant pipeline of potential new customers, many of whom are likely to take the product in the second half of 1996, which bodes well for the coming year where we expect to see the profitability trend to continue.

In summary, the company is performing better and looking stronger than at any time and the potential for increased growth is clearly visible. Management are equally aware of the need to undertake this growth in an organised manner to adhere to the high standards of quality already achieved.

Finally, on behalf of the Board, I would like to sincerely thank all the staff for the hard work and dedication in making 1996 such a successful year.





P Franklin
Chairman

MENHIR LIMITED

DIRECTORS' REPORT

The directors present their report and the accounts for the year ended 30 June 1996.

ACTIVITIES

The principal activity of the company continues to be computer consultancy services.

REVIEW OF AFFAIRS

In the opinion of the directors, the state of the company's affairs at the year end was satisfactory and they look forward to the future with confidence.

RESULTS FOR THE YEAR

The profit for the year after taxation was L.75,931 (1995: loss L.16,058). The directors do not recommend the payment of a dividend (1995: L.nil).

DIRECTORS AND THEIR INTERESTS

The interests of the directors at the year end in the share capital of the company were as follows:

                                               Ordinary shares of L.1
                                               1996               1995

J Fotheringham                                  235                235
R V Gridley                                     450                450
J R C Perkins                                   450                450
M C Probert (appointed 1 July 1995)               -                  -
N R Sedgwick                                    450                450

A R Paul resigned on 15 April 1996

AUDITORS

A resolution to re-appoint Smith & Williamson as auditors will be proposed at the next Annual General Meeting.

In preparing the above report, the directors have taken advantage of special exemptions applicable to small companies provided by Part II of Schedule 8 to the Companies Act 1985.

APPROVED BY THE BOARD OF DIRECTORS
AND SIGNED ON BEHALF OF THE BOARD.



/s/ Nick Sedgwick
DIRECTOR

MENHIR LIMITED


STATEMENT OF DIRECTORS' RESPONSIBILITIES IN RESPECT OF THE ACCOUNTS




Company law requires the directors to prepare accounts for each financial year which give a true and fair view of the state of affairs of the company and of the profit or loss of the company for that period. In preparing those accounts, the directors are required to:

o        select suitable accounting policies and then apply them consistently;

o        make judgements and estimates that are reasonable and prudent;

o prepare the accounts on the going concern basis unless it is inappropriate to presume that the company will continue in business.

The directors are responsible for keeping proper accounting records which disclose with reasonable accuracy at any time the financial position of the company and to enable them to ensure that the accounts comply with the Companies Act 1985. They are also responsible for safeguarding the assets of the company and hence for taking reasonable steps for the prevention and detection of fraud and other irregularities.

AUDITORS' REPORT TO THE SHAREHOLDERS OF MENHIR LIMITED

We have audited the accounts on pages 7 to 13 which have been prepared under the historical cost convention as modified by the revaluation of certain fixed assets and the accounting policies set out on page 9.

RESPECTIVE RESPONSIBILITIES OF DIRECTORS AND AUDITORS

As described on page 5, the company's directors are responsible for the preparation of accounts. It is our responsibility to form an independent opinion, based on our audit, on those accounts and to report our opinion to you.

BASIS OF OPINION

We conducted our audit in accordance with Auditing Standards issued by the Auditing Practices Board. An audit includes examination, on a test basis, of evidence relevant to the amounts and disclosures in the accounts. It also includes an assessment of the significant estimates and judgements made by the directors in the preparation of the accounts, and of whether the accounting policies are appropriate to the company's circumstances, consistently applied and adequately disclosed.

We planned and performed our audit so as to obtain all the information and explanations which we considered necessary in order to provide us with sufficient evidence to give reasonable assurance that the accounts are free from material misstatement, whether caused by fraud or other irregularity or error. In forming our opinion we also evaluated the overall adequacy of the presentation of information in the accounts.

OPINION

In our opinion the accounts give a true and fair view of the state of the company's affairs at 30 June 1996 and of its profit for the year then ended and have been properly prepared in accordance with the Companies Act 1985 applicable to small companies.





/s/ SMITH & WILLIAMSON                         No 1 Riding House Street
Chartered Accountants                          London  W1A 3AS
Registered Auditors
8 November 1996

MENHIR LIMITED

PROFIT AND LOSS ACCOUNT FOR THE YEAR ENDED 30 JUNE 1996



                                                          Notes             1996                                     1995

                                                                               L.                                      L.
TURNOVER                                                    2          1,574,406                                1,187,872

Cost of sales                                                           (699,815)                                (605,274)
                                                                       ---------                                ---------

GROSS PROFIT                                                             874,591                                  582,598

Administrative expenses                                                 (748,315)                                (583,722)
                                                                       ---------                                ---------

OPERATING PROFIT/(LOSS)                                     3            126,276                                   (1,124)

Interest receivable and similar income                      4              1,152                                      170
Interest payable and similar charges                        5             (4,997)                                 (13,182)
                                                                       ---------                                ---------

PROFIT/(LOSS) ON ORDINARY ACTIVITIES
 BEFORE TAXATION                                                         122,431                                  (14,136)

TAXATION                                                    6            (46,500)                                  (1,922)
                                                                       ---------                                ---------

PROFIT/(LOSS) ON ORDINARY ACTIVITIES
 AFTER TAXATION                                                           75,931                                  (16,058)
                                                                       =========                                =========


All of the above activities are classed as continuing and there are no recognised gains or losses other than the profit for the financial year.

MENHIR LIMITED

BALANCE SHEET AS AT 30 JUNE 1996

                                                          Notes             1996                                     1995
                                                                               L.                                      L.
FIXED ASSETS

Tangible fixed assets                                       7             57,591                                   40,913
                                                                       ---------                                ---------
CURRENT ASSETS

Debtors                                                     8            513,195                                  375,015
Cash at bank                                                                   -                                      912
                                                                       ---------                                ---------

                                                                         513,195                                  375,927
CREDITORS: Amounts falling due within
            one year                                        9           (453,310)                                (368,788)
                                                                       ---------                                ---------

NET CURRENT ASSETS                                                        59,885                                    7,139
                                                                       ---------                                ---------

TOTAL ASSETS LESS CURRENT LIABILITIES                                    117,476                                   48,052

CREDITORS: Amounts falling due after
            more than one year                              10                 -                                   (6,507)
                                                                       ---------                                ---------

NET ASSETS                                                               117,476                                   41,545
                                                                       =========                                =========

CAPITAL AND RESERVES

Called up share capital                                     11             2,021                                    2,021
Share premium                                               12            56,789                                   56,789
Profit and loss account                                     12            58,666                                  (17,265)
                                                                       ---------                                ---------

SHAREHOLDERS' FUNDS                                         12           117,476                                   41,545
                                                                       =========                                =========

The directors have taken advantage of special exemptions conferred by Part 1 of
Schedule 8 to the Companies Act 1985 applicable to small companies in the preparation of the accounts and have done so on the grounds that, in their opinion the company qualifies as a small company for the year ended 30 June 1996.

These accounts were approved by the Board of Directors on 8 November 1996 and signed on their behalf by

                                        /s/ Nick Sedgwick,  Director

MENHIR LIMITED

NOTES TO THE ACCOUNTS FOR THE YEAR ENDED 30 JUNE 1996


1.     ACCOUNTING POLICIES

       The accounts have been prepared under the historical cost convention and in accordance with applicable accounting standards.

       DEPRECIATION

       Depreciation is provided on all tangible fixed assets in use to write off the cost or valuation, less estimated residual value, of each asset over its expected useful life in equal annual instalments, as follows:

       Computer equipment               )
       Fixtures and fittings            ) 25% per annum
       Office equipment                 )

       DEFERRED TAXATION

       Deferred taxation is provided at the anticipated tax rates on differences arising from the inclusion of items of income and expenditure in taxation computations, in periods different from those in which they are included in the accounts, to the extent that it is probable that a liability will crystallise in the future.

       FOREIGN CURRENCIES

       Transactions denominated in foreign currency are translated into sterling at the rate of exchange ruling at the date of transaction. Assets and liabilities denominated in foreign currencies are translated into sterling at the exchange rates ruling at the balance sheet date. All exchange differences are taken to the profit and loss account.

       OPERATING LEASES

       The rentals payable under operating leases are charged on a straight line basis over the lease term.

       DEFERRED INCOME

       Support income is accounted for over the life of the contract to which it relates. Licence fees are deferred in full and written back to the profit and loss account over the expected period of implementation of the customer's system.

MENHIR LIMITED

2.     TURNOVER

       Turnover represents the net amount invoiced to customers less trade discounts together with an adjustment for the change in deferred income excluding value added tax and sales of fixed assets.

       The analysis of the percentage of turnover attributable to each geographical area is as follows:

                                                  1996                 1995
                                                     %                    %
       United Kingdom                               51                   60
       European Economic Community                  37                    5
       Rest of the World                            12                   35

                                              --------             --------

                                                   100                  100
                                              ========             ========

3.     OPERATING PROFIT                              L.                   L.

       This is stated after charging:

       Directors' emoluments                   246,455              222,191
       Auditors' remuneration                    5,000                3,000
       Hire of equipment                        75,429               42,522
       Depreciation                             28,278               15,466
                                              ========             ========


4.     INTEREST RECEIVABLE                           L.                   L.

       Bank interest                             1,152                  170
                                              ========             ========

MENHIR LIMITED

5.     INTEREST PAYABLE

                                                             1996        1995
                                                                L.          L.
       On bank overdrafts                                   2,277       8,472
       On bank loans repayable within five years,
          by installments                                   2,720       4,710
                                                         --------    --------

                                                            4,997      13,182
                                                         ========    ========

6.     TAXATION                                                 L.          L.

       Corporation tax payable @ 25%                       46,500         505
       Underprovision in respect of prior years                 -       1,417
                                                         --------    --------
                                                           46,500       1,922
                                                         ========    ========


7.     TANGIBLE FIXED ASSETS

                              Computer   Fixtures and      Office
                             equipment       fittings   equipment       Total
                                     L.             L.          L.          L.
       Cost
       At 1 July 1995           18,975          4,294      44,394      67,663
       Additions                 6,017         14,880      24,059      44,956
                              --------       --------    --------    --------

       At 30 June 1996          24,992         19,174      68,453     112,619

                              --------       --------    --------    --------
       Depreciation
       At 1 July 1995            4,744          3,086      18,920      26,750
       Provision for year        6,370          4,794      17,114      28,278
                              --------       --------    --------    --------
       At 30 June 1996          11,114          7,880      36,034      55,028
                              --------       --------    --------    --------
       Net book values
       At 30 June 1996          13,878         11,294      32,419      57,591
                              ========       ========    ========    ========

       At 30 June 1995          14,231          1,208      25,474      40,913
                              ========       ========    ========    ========

MENHIR LIMITED


8.     DEBTORS                                        1996             1995
                                                         L.               L.
       Trade debtors                                 90,143          266,527
       Other debtors                                 49,190           28,660
       Prepayments and accrued income               373,862           79,828
                                                   --------         --------

                                                    513,195          375,015
                                                   ========         ========

9.     CREDITORS: Amounts falling due within
           one year                                      L.               L.

       Bank loans and overdrafts - secured           76,446           75,292
       Trade creditors                              135,788           57,456
       Corporation tax                               46,500            5,643
       Other creditors                              134,466          192,318
       Accruals and deferred income                  60,110           38,079
                                                   --------         --------
                                                    453,310          368,788
                                                   ========         ========

10.    CREDITORS: Amounts falling due after more
           than one year                                 L.               L.

       Bank loan - secured                                -            6,507
                                                   ========         ========

11.    SHARE CAPITAL                                     L.               L.

       Authorised
       3,500 Ordinary shares of L.1 each              3,500            3,500
                                                   ========         ========
       Allotted, called up and fully paid
       2,021 Ordinary shares of L.1 each              2,021            2,021
                                                   ========         ========

MENHIR LIMITED

12.    STATEMENT OF SHAREHOLDERS' FUNDS AND RESERVES

                                    Share          Profit
                                  Premium        and Loss      Shareholders'
                                  Account         Account              Funds
                                       L.              L.                 L.
At 30 June 1995                    56,789         (17,264)            41,545
Profit for the year                     -          75,931             75,931
                                   ------         -------            -------

At 30 June 1996                    56,789          58,666            117,476
                                   ======         =======            =======

13.    FIXED AND FLOATING CHARGE

       At the year end Yorkshire Bank plc held a fixed and floating charge over the assets of the company as security for the bank overdraft facility.

14.    OPERATING LEASE COMMITMENTS

       At the year end the company had the following annual commitments on operating leases expiring

                                                          Land and
                                        Other            Buildings
                                           L.                   L.
Within 1 year                           5,894                    -
Within 2-5 years                       10,010                    -
After 5 years                               -               74,085
                                     ========            =========

                        Consent of Chartered Accountants


As UK Chartered Accountants, we hereby consent to the incorporation of our reports included in this Form 8-K, into the Company's previously filed Registration Statement on Form S-8.





                                        /S/ SMITH & WILLIAMSON

London, England
 December 5, 1997

                 PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (Unaudited)


                                                                   Menhir Ltd.                                       Consolidated
                                             Neon Historical       Historical         Combined                         Pro Forma
                                            Nine months ended   Nine months ended  Nine Months Ended               Nine Months Ended
                                              September 30,        September 30,     September 30,      Pro Forma      September 30,
                                                1997 (5)            1997 (1)           1997            Adjustments         1997
                                             ------------          ---------         ----------        ------------     ----------
Revenues:
     Software licenses                       $  9,691,279        $ 1,482,212       $ 11,173,491    $   (332,384) (3)   $10,841,107
     Services and maintenance
                                                4,682,894            803,446          5,486,340        (138,513) (3)     5,347,827
                                             ------------        -----------       ------------    ------------        -----------
         Total revenues
                                               14,374,173          2,285,658         16,659,831        (470,897)        16,188,934
                                             ------------        -----------       ------------    ------------        -----------
Cost of revenues:
     Cost of software licenses
                                                  757,935                  -            757,935               -            757,935

     Cost of services and maintenance           3,188,909            374,518          3,563,427         (49,547) (3)     3,513,880
                                             ------------        -----------       ------------    ------------        -----------
         Total cost of revenues
                                                3,946,844            374,518          4,321,362         (49,547)         4,271,815
                                             ------------        -----------       ------------    ------------        -----------
Gross Profit
                                               10,427,329          1,911,140         12,338,469        (421,350)        11,917,119
Operating Expenses:
     Sales and marketing
                                                5,930,783            491,476          6,422,259         (35,578) (3)     6,386,681
     Research and development
                                                4,890,464          1,582,715          6,473,179        (112,623) (3)     6,360,556
     General and administrative
                                                1,481,377            304,927          1,786,304         (29,221) (3)     1,757,083
     Charge for acquired in-process research
          and development
                                                2,600,000                  -          2,600,000      (2,600,000) (3)             -
     Amortization of intangibles
                                                   18,016                  -             18,016         143,984  (2,3)     162,000
                                             ------------        -----------       ------------    ------------        -----------
         Total operating expenses
                                               14,920,640          2,379,118         17,299,758      (2,633,438)        14,666,320
                                             ------------        -----------       ------------    ------------        -----------
Loss from operations
                                               (4,493,311)          (467,978)        (4,961,289)      2,212,088         (2,749,201)

Other income (expense), net
                                                  444,624            (25,559)           419,065          (1,805) (3)       417,260
                                             ------------        -----------       ------------    ------------        -----------
Loss before provision for income taxes         (4,048,687)          (493,537)        (4,542,224)      2,210,283         (2,331,941)

Provision for income taxes
                                                        -             12,278             12,278         (12,278) (4)             -
                                             ------------        -----------       ------------    ------------        -----------
Net loss                                     $ (4,048,687)       $  (505,815)      $ (4,554,502)   $  2,222,561        $(2,331,941)
                                             ============        ===========       ============    ============        ===========

Pro forma net loss per common share
                                             $      (0.56)                                                             $     (0.32)
                                             ============                                                              ===========
Pro forma weighted average shares
of Common Stock outstanding                     7,199,153                                                                7,199,153
                                             ============                                                              ===========

The accompanying notes to unaudited pro forma consolidated financial statements are an integral part of these statements.

                 PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (Unaudited)

                                                                                                                 Consolidated
                                           Neon Historical     Menhir Ltd. Historical Combined                     Pro Forma
                                             Year ended        Year ended        Year ended                       Year ended
                                             December 31,      December 31,     December 31,    Pro Forma         December 31,
                                                 1996            1996 (1)           1996       Adjustments            1996
                                           ---------------     ------------     ------------   ------------      -------------
Revenues:

     Software licenses                      $  3,382,464        $2,362,182      $  5,744,646   $          -      $  5,744,646
     Services and maintenance                  3,762,223           461,662         4,223,885              -         4,223,885
                                            ------------        ----------      ------------   ------------      ------------
         Total revenues                        7,144,687         2,823,844         9,968,531              -         9,968,531
                                            ------------        ----------      ------------   ------------      ------------
Cost of revenues:
     Cost of software licenses                 1,021,849                 -         1,021,849              -         1,021,849
     Cost of services and maintenance          2,306,370           353,859         2,660,229              -         2,660,229
                                            ------------        ----------      ------------   ------------      ------------
         Total cost of revenues                3,328,219           353,859         3,682,078              -         3,682,078
                                            ------------        ----------      ------------   ------------      ------------

Gross Profit                                   3,816,468         2,469,985         6,286,453              -         6,286,453
Operating Expenses:
     Sales and marketing                       4,424,554           382,857         4,807,411              -         4,807,411
     Research and development                  3,658,493         1,683,159         5,341,652              -         5,341,652
     General and administrative                1,466,594           243,856         1,710,450              -         1,710,450
     Charge for acquired in-process
         research and development                      -                 -                 -      2,600,000         2,600,000
     Amortization of intangibles                       -                 -                 -        216,000         (2216,000
                                            ------------        ----------      ------------   ------------      ------------
         Total operating expenses              9,549,641         2,309,872        11,859,513      2,816,000        14,675,513
                                            ------------        ----------      ------------   ------------      ------------
Loss from operations                          (5,733,173)          160,113        (5,573,060)    (2,816,000)       (8,389,060)

Other income (expense), net                       60,855            (9,818)           51,037              -            51,037
                                            ------------        ----------      ------------   ------------      ------------
Loss before provision for income taxes        (5,672,318)          150,295        (5,522,023)    (2,816,000)       (8,338,023)

Provision for income taxes                             -            73,025            73,025        (20,025)        (4)53,000
                                            ------------        ----------      ------------   ------------      ------------
Net income (loss)                           $ (5,672,318)       $   77,270      $ (5,595,048)  $ (2,795,975)     $ (8,391,023)
                                            ============        ==========      ============   ============      ============

Pro forma net loss per common share         $      (0.98)                                                        $      (1.45)
                                            ============                                                         ============
Pro forma weighted average shares of
Common Stock outstanding                       5,789,382                                                            5,789,382
                                            ============                                                         ============


The accompanying notes to unaudited pro forma consolidated financial statements are an integral part of these statements.

                           NEW ERA OF NETWORKS, INC.

                   NOTES TO UNAUDITED PRO FORMA CONSOLIDATED
                            STATEMENT OF OPERATIONS

(1) Statements of operations (unaudited) for the nine months ended September 30, 1997 and year ended December 31, 1996 of Menhir have been translated into U.S. dollars using the average exchange rates for the period of BPS .6108 to $1 USD and BPS .6368 to $1 USD, respectively. Historical operating results of Menhir have been conformed to the fiscal year end of the Company.
(2) Reflects incremental amortization related to the Menhir Acquisition and is based upon an allocation of total consideration for the acquisition ($2.8 million plus approximately $200,000 in acquisition related expenses plus net liabilities assumed) and related amortization as follows: (i) charge to in-process research and development of $2.6 million at the time of acquisition; (ii) software $460,000 over a period of 3 years; and (iii) goodwill $400,000 over a period of 7 years.

(3) Reflects September 1997 activity for Menhir which has been included in the consolidated historical statement of operations for Neon for the nine months ended September 30, 1997.
(4) Adjustment to reflect Menhir's tax liability to conform to the period presented.
(5) Includes September 1997 activity for Menhir which has been included in the consolidated financial statement of operations for Neon for the nine months ended September 30, 1997.